TRANSAMERICA IDEX MUTUAL FUNDS
TA IDEX Third Avenue Value
Supplement dated May 30, 2007 to the Prospectus dated December 27, 2006, as supplemented May 1, 2007
The following supplements the information on page 5 of the prospectus under the section “Portfolio Managers:”
Kathleen Crawford, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms Crawford received a B.A. in economics from Northwestern University, and an M.B.A. from Columbia Business School.
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Investors Should Retain This Supplement for Future Use